Exhibit 32

           Certification Pursuant to 18 U.S.C Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



Each of the undersigned hereby certifies, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, in his capacity as an officer of Mikron Infrared, Inc. ("Mikron"), that, to his knowledge, Amendment 1 to the Quarterly Report of Mikron on Form 10-QSB\A for the Quarter ended January 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Mikron.



Dated: March 21, 2005

                                        /s/ Gerald D. Posner
                                    -------------------------------------------
                                     Gerald D. Posner, Chief Executive Officer



                                        /s/ Paul A. Kohmescher
                                    -------------------------------------------
                                    Paul A. Kohmescher, Chief Financial Officer